Exhibit 10.1

FORM OF

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December [●], 2024 by and between Eton Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

Preliminary Statement

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, [●] shares of common stock of the Company, par value $0.001 per share (“Common Stock”) as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE 1

PURCHASE AND SALE

Subject to the terms and subject to the conditions set forth herein, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase, [●] shares of Common Stock (the “Shares”) at a price per Share of $[●] for a total of $[●] (the “Purchase Price”).

ARTICLE 2

CLOSING

2.1. Closing. The closing (“Closing”) of the sale of the Shares shall take place December [●], 2024 or on such other date as the parties may agree (the “Closing Date”).

2.2. Deliveries.

(a)    On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(i)    this Agreement duly executed by the Company;

(ii)    a legal opinion of legal counsel to the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchaser;

(iii)    an Officer’s Certificate, in form and substance satisfactory to the Purchaser; and

(iv)     the Prospectus Supplement (as hereinafter defined, which may be delivered in accordance with Rule 172 under the Securities Act of 1933, as amended (the “Securities Act”)).

(b)    On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)    this Agreement duly executed by Purchaser; and

(ii)    the Purchase Price.

2.3. Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the representations and warranties of the Purchaser contained herein shall be materially true and correct as of the Closing Date as if made as of the Closing Date;

(ii)    all obligations, covenants and agreements required to be performed or complied with by Purchaser on or prior to the Closing shall have been performed or complied; and

(iii)    the delivery by Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b)    The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the representations and warranties of the Company contained herein shall be materially true and correct as of the hereof and as of the Closing Date as if made as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty true and correct as of such date);

(ii)    all obligations, covenants and agreements required to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with by it;

(iii)    the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv)    no Material Adverse Effect (as herein after defined) with respect to the Company shall have occurred since the date hereof;

(v)    from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission (the “SEC”) or the Nasdaq Global Market;

(vi)    no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Prospectus or the Prospectus Supplement (all as hereinafter defined), or any part thereof, shall have been issued, and no proceedings for that purpose or otherwise under the Securities Act, shall have been initiated or threatened by the SEC, and no objection shall have been raised by the Nasdaq Global Market with respect to the consummation of the transactions contemplated by this Agreement;

(vii)    the Shares shall be freely tradable on the Nasdaq Global Market; and

(viii)    no governmental authority shall have issued any order, decree or ruling, and no law shall be in effect, enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby, and the Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale and issuance of the Shares, including without limitation, those required by the Nasdaq Global Market.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and covenants to Purchaser as follows:

3.1. Organization and Standing. The Company is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Company and has all requisite power and authority to own and operate its respective properties and assets and to carry on its respective business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a Material Adverse Effect (as defined below). “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and its subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement; except that, with respect to the foregoing clause (i), any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (A) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (B) effects resulting from or relating to the announcement or disclosure of the sale of the Shares or other transactions contemplated by this Agreement, or (C) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

3.2. Power. The Company has all requisite power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to carry out and perform its obligations under the terms of this Agreement and to consummate the transactions contemplated hereby.

3.3. Authorization. The execution, delivery, and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company and this Agreement constitutes the legal, valid, and binding obligations of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.4. The Shares. The Shares have been duly authorized by the Company and, when duly executed and delivered and paid for as provided herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens. The issuance of the Shares is not subject to any preemptive or similar rights and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other anti-dilution or other adjustment (whether automatic, upon the delivery of notice or otherwise).

3.6. SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect. As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, except as disclosed therein, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7. Registration Statement. The Registration Statement on Form S-3 filed with the SEC and declared effective May 2, 2023 (the “Registration Statement”) is effective as provided in Section 8 of the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the SEC.

3.8. Listing Compliance. The Company is in compliance with the requirements of the Nasdaq Global Market for continued listing of the Common Stock thereon and has no knowledge of any facts or circumstances that could reasonably lead to delisting of its Common Stock from the Nasdaq Global Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the SEC or the Nasdaq Global Market is contemplating terminating such registration or listing.

3.09. Financial Statements. The financial statements of the Company and the related notes thereto included in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in such Financial Statements (or the notes thereto), such Financial Statements (including the related notes) have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods therein specified (“GAAP”).

3.10. No Brokers’ Fees. The Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.11. Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock and 10,000,000 shares of undesignated preferred stock, par value $0.0001 per share (the “Preferred Stock”). As of the date hereof, (i) there are no shares of Preferred Stock issued and outstanding, (ii) there are [•] shares of Common Stock issued and outstanding, of which no shares are owned by the Company, and (iii) there are warrants to purchase [•] shares of Common Stock issued and outstanding. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. Except as set forth in the SEC Documents filed at least five Trading Days prior to the date of this Agreement (the “Pre-Signing SEC Documents”) or pursuant to the Equity Incentive Plans (as defined below), there are no outstanding options, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. The Company has an authorized capitalization as set forth in the Pre-Signing SEC Documents, and all of the issued shares of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the Pre-Signing SEC Documents and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, and conform in all material respects to the description thereof contained in the Pre-Signing SEC Documents. No Person is entitled to preemptive rights, rights of first refusal, rights of participation or similar rights with respect to any securities of the Company, including with respect to the issuance of the Shares as contemplated hereby. “Equity Incentive Plans” means the Company’s 2006 Stock Plan, the Company’s 2023 Employee Stock Purchase Plan, the Company’s 2023 Equity Incentive Plan, the Company’s 2020 Equity Incentive Plan, the Company’s 2020 Employee Stock Purchase Plan and the Company’s 2015 Stock Incentive Plan, in each case, as amended from time to time.

3.12. No Conflicts. The Company is not, and the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not cause the Company to be, (i) in violation of its certificate of incorporation (as amended, restated or otherwise modified and in effect on the date hereof and as of the Closing Date) or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company a party or by which the Company is bound or to which any property or asset of the Company is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.13. No Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby, other than (i) any notices required by Nasdaq in the ordinary course of the offering of the Shares, (ii) filings with the SEC under the Securities Act expressly contemplated hereby or (iii) filings with the SEC on Form 8-K with respect to this Agreement as expressly contemplated hereby.

3.14. Use of Form S-3. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company meets the registration and transaction requirements for use of Form S-3, including general instruction I.B.1 of Form S-3. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the SEC. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement, and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of, the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and the Prospectus Supplement and any amendments or supplements thereto, at the time the Prospectus or Prospectus Supplement or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. “Prospectus” means the prospectus included in the Registration Statement, including the information incorporated by reference therein, at the time it was declared effective by the SEC. “Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act containing certain supplemental information regarding the Shares and the terms of the offering of the Shares that will be filed with the SEC, including the information incorporated by reference therein, and delivered by the Company to the Purchaser on or prior to the date hereof.

3.15. Compliance with Laws. Except as would not be expected to result, individually or in the aggregate, in a Material Adverse Effect, the Company, is and at all times since its inception has been, in compliance with all applicable laws. No material investigation or review by any governmental authority with respect to the Company is pending or, to the knowledge of the Company, threatened, and no such investigations have been conducted by any governmental authority in the past five years.

3.16. Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, or has entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

3.17.         Disclosure. The Company confirms that it has not provided, and to the Company’s knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of this Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 5.1 hereof, and any information disclosed by the Company in its SEC Reports as of the date hereof. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in any securities of the Company.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents, warrants and covenants to the Company as follows:

4.1. Organization. Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

4.2. Power. Purchaser has all requisite power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.3. Authorization. The execution, delivery, and performance of this Agreement by Purchaser has been duly authorized by all requisite action, and this Agreement constitutes the legal, valid, and binding obligation of Purchaser enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.4. Consents and Approvals. Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, other than filings that may be required under the Exchange Act.

4.5. Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject. No approval, waiver, or consent by Purchaser under any instrument, contract, or agreement to which Purchaser or any of its affiliates is a party is necessary to consummate the transactions contemplated hereby.

4.7. Disclosure of Information. Purchaser has had an opportunity to review the Company’s filings under the Securities Act and the Exchange Act (including risks factors set forth therein) and Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company to evaluate the financial risk inherent in making an investment in the Shares.

4.8. Accredited Investor. Purchaser is an “accredited investor” as defined in Rule 501 under the Securities Act.

4.9. Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.9. Advisors. Purchaser has reviewed with its own tax advisors the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser acknowledges that it has had the opportunity to review the Transaction Agreements and the transactions contemplated thereby with Purchaser’s own legal counsel.

4.10. Finder. Purchaser is not obligated and will not be obligated to pay any broker commission, finders’ fee, success fee, or commission in connection with the transactions contemplated by this Agreement.

ARTICLE 5

OTHER AGREEMENTS OF THE PARTIES

5.1.  Shares. The Shares issued pursuant to this Agreement shall be issued free of all legends.

5.2. Securities Laws Disclosure; Publicity. The Company shall (a) by 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise agreed in writing as to an earlier time by the Company and the Purchaser, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including this Agreement as an exhibit thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. Neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement (i) without the prior consent of the Company, with respect to any press release of the Purchaser, or (ii) without the prior consent of the Purchaser, with respect to any press release of the Company, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser or any of its Affiliates or investment advisers, including in any press release, or include the name of the Purchaser or any of its Affiliates or investment advisers in any filing with the SEC or any regulatory agency or Nasdaq, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Agreement with the SEC and (b) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Purchaser with reasonable prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

5.2. Prospectus Supplement. The Company shall timely file the final Prospectus Supplement relating to the Shares to the form of Prospectus included in the Registration Statement. Such Prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus.” Such supplemental form of prospectus, in the form in which it shall be filed with the SEC pursuant to Rule 424(b) under the Securities Act (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.” Any reference herein to the Base Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

5.3. Listing. The Company shall promptly take any action required to maintain the listing of all of the Shares on the NASDAQ Global Market.

ARTICLE 6

MISCELLANEOUS

6.1. Survival. The representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares.

6.2. Termination. This Agreement shall terminate and be of no further force and effect if the Closing has not occurred on or before January 31, 2024. In the event of termination under this Section 8.2, neither party shall have any further obligation to the other.

6.3. Indemnification. The Company agrees to indemnify and hold harmless Purchaser, its affiliates, and their respective officers, directors, managers, partners, and employees from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”), and will reimburse any such person or entity for all such amounts as they are incurred by such person or entity, to which such person or entity may become subject as a result of: (i) any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Shares by any of the Holders.

6.4. Assignment; Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, that this Agreement may be assigned by any Purchaser to the valid transferee of any security purchased hereunder. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

6.5. Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) one business day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to: Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park, IL 60010, Attn: CEO, with a copy to Croke Fairchild Duarte & Beres, 180 N. LaSalle St., Ste. 3100, Chicago, IL 60601, Attn: Geoffrey Morgan, and as to Purchaser at the address set forth below Purchaser’s signature on the signature page of this Agreement. Any party hereto from time to time may change its address, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto. Purchaser and the Company may each agree in writing to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

6.6. Governing Law. This Agreement, and the provisions, rights, obligations, and conditions set forth herein, and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law provisions.

6.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

6.8. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

6.9. Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

6.10. Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

6.11. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Facsimile signatures shall be deemed originals for all purposes hereunder.

6.13. Adjustments in Respect of Certain Events. In the event of any stock split, subdivision, dividend or distribution to all stockholders of the Company payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in this Agreement to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

[Signature pages follows]

Dated as of December ___, 2024.

ETON PHARMACEUTICALS, INC.

By:

[●]

By:

Address: